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                                  EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT



The Board of Directors
Thomas & Betts Corporation:


         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG LLP

Memphis, Tennessee

September 10, 1999


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